As filed with the Securities and Exchange Commission on July 31, 2003

1933 Act File No. 333-104626
1940 Act File No. 811-02365

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A

(Check appropriate box or boxes)

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. 1 [X]
Post-Effective Amendment No. ___ [ ]

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 20 [X]

PROSPECT STREET INCOME SHARES INC.
(Exact Name of Registrant as Specified in Charter)

13455 Noel Road, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices)

877-532-2834
(Registrant's Telephone Number, Including Area Code)

James D. Dondero
Highland Capital Management, L.P.
13455 Noel Road, Suite 1300
Dallas, Texas 75240
Name and Address (Number, Street, State Zip Code) of Agent for Service

Copies to:
Stuart H. Coleman, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

          Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of the Registration Statement.

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit(1)	Proposed maximum aggregate offering price(1)	Amount of registration fee(2)
Common Stock, par value $1.00 per share	965,000 shares	$6.22	$6,002,300	$485.59

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 based upon the average of the high and low sales prices of the shares of Common Stock on April 17, 2003 as reported on the New York Stock Exchange.

(2) Filing fee of $485.59 was paid or about April 18, 2003.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

SUBJECT TO COMPLETION, DATED JULY 31, 2003

PROSPECTUS
[LOGO]

965,000 Shares of Common Stock

Prospect Street® Income Shares Inc.

New York Stock Exchange Symbol: CNN

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           Prospect Street® Income Shares Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. To pursue its objectives, the Fund invests at least 50% of its total assets in debt securities rated in the four highest categories (Baa/BBB or higher) by an established rating agency or nonrated debt securities deemed by Highland Capital Management, L.P., the Fund's investment adviser, to be of comparable quality.

           There is no guarantee that the Fund will achieve its investment objectives. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. An investment in the Fund is not appropriate for all investors. See "Risk Factors and Special Considerations" beginning on page ___ of this Prospectus.

           This Prospectus applies to 965,000 shares of the Fund's Common Stock which may be issued and sold from time to time through its designated agents. The Common Stock will be sold at-the-market through trading transactions on the New York Stock Exchange, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share of Common Stock plus any sales commission to be paid for the purchase of such shares. The Fund has engaged ___________ ("[DISTRIBUTOR]") to act as Distributor of the Common Stock pursuant to a distribution agreement. The Fund and DISTRIBUTOR each have the right to terminate the distribution agreement in its discretion at any time.

           DISTRIBUTOR, as agent, generally will charge a fixed commission rate of $_____ per share of Common Stock sold pursuant to this Prospectus [and will receive additional compensation from the Fund as described under "Plan of Distribution"]. As of July 17, 2003, the last reported sales price of a share of the Fund's Common Stock on the NYSE was $6.56.

           This Prospectus sets forth concisely information you should know before investing, including information about risks. You should read this Prospectus before you invest in the Fund and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated _______________, 2003, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this Prospectus. You may obtain a free copy of the SAI by calling 877-532-2834 or by writing to the Fund at 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A table of contents to the SAI is located at page ___ of this Prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's internet web site (http://www.sec.gov).

           The Securities and Exchange Commission has not approved or disapproved these securities, or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[NAME OF DISTRIBUTOR]

The date of this Prospectus is ____________, 2003

Privacy Policy

           We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential stockholder, a current stockholder or even a former stockholder.

           Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including any information captured through our use of "cookies"; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

           Disclosure of Information. We may share the information we collect (described above) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

           Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

           Nonpublic Personal Information of Children. You must be at least 18 years of age in order to submit information on our website or through other means, because we do not collect information (such as name, address, etc.) from persons under the age of 18.

           You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

TABLE OF CONTENTS

Prospectus Summary
Fund Expenses
Financial Highlights
The Fund
Use of Proceeds
Portfolio Composition
Trading and NAV Information
Investment Objectives and Policies
Risk Factors and Special Considerations
Management of the Fund
Federal Taxation
Description of Capital Structure
Plan of Distribution
Custodian, Transfer Agent, Dividend Paying Agent and Registrar
Legal Opinions
Independent Auditors
Further Information
Table of Contents to the Statement of Additional Information	Page 1 9 10 13 13 14 15 15 19 26 28 31 37 38 38 38 38 39

PROSPECTUS SUMMARY

           This summary highlights selected information from this Prospectus and is qualified in its entirety by reference to the detailed information included in this Prospectus and the Statement of Additional Information ("SAI"). To understand the offering of the Common Stock, you should read this entire Prospectus carefully, including the risk factors.

The Fund	Prospect Street®Income Shares Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on March 19, 1973 and commenced investment operations on May 15, 1973. The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834.

Investment Adviser	Highland Capital Management, L.P. (the "Adviser") is the Fund's investment adviser. The Adviser has managed the Fund since July 30, 2001 and is responsible for the selection and ongoing monitoring of the Fund's investment portfolio. As of March 31, 2003, the Adviser managed approximately $8.3 billion in debt securities on behalf of institutional investors and retail clients around the world. The Adviser also is the investment adviser to another closed-end, management investment company with a leveraged capital structure - Prospect Street® High Income Portfolio Inc. - with total assets of approximately $109 million as of June 30, 2003. See "Management of the Fund."

The Fund pays the Adviser a monthly management fee calculated at an annual rate of 0.50% of the average weekly net assets of the Fund. Pursuant to the Investment Advisory Agreement entered into between the Adviser and the Fund, if the costs and expenses (excluding interest, taxes, brokerage charges and expenses, extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Fund's Automatic Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1.0% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Fund for any excess. The definition of net assets includes the assets acquired through the Fund's use of leverage. See "Investment Objectives and Policies—Certain Investment Strategies—Leverage and Borrowing."

NYSE Listed	The Fund's common stock, par value $1.00 per share ("Common Stock"), is listed on the New York Stock Exchange ("NYSE") under the symbol "CNN." As of ___________, 2003, the Fund had _____________ shares of Common Stock outstanding. As of _____________, 2003, the last reported sale price of a share of the Fund's Common Stock on the NYSE was $_____.

Investment Objectives and Policies	The Fund's primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. An investment in the Fund is not appropriate for all investors, and the Fund cannot guarantee investors that it will achieve its investment objectives.

Investment Stragegy	In seeking to achieve its objectives, the Fund's policy is to invest at least 50% of its total assets in debt securities rated in the four highest categories ("Baa"/"BBB" or higher) assigned by a nationally recognized rating agency, or other securities such as United States and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality to the rated debt securities in which the Fund may invest. Securities rated "Baa" or "BBB" possess speculative characteristics. The Fund also may invest in other securities, including debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default and are commonly referred to as "junk bonds." Ordinarily, the lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Fund's operating policy, however, is generally not to purchase debt securities which, at the time of purchase, are rated lower than B- by Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or B3 by Moody's Investors Service, Inc. ("Moody's"). These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Fund's portfolio is reduced below B- or B3, as the case may be, after purchase, the Fund may either sell the debt security or continue to hold it, depending upon market characteristics.

The Fund may invest up to 25% of the value of its total assets in other debt securities and securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests not included in the description above and preferred stock and common stock.

The Fund will invest at least 80% of the value of its total assets in income producing securities. The Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

Leverage	To seek to increase the yield on its shares of Common Stock, the Fund employs financial leverage by issuing preferred stock. See "Risk Factors and Special Considerations--Leverage Risk." The Fund also is permitted to borrow money; however, the Fund currently has no such borrowings.

Preferred Shares	The Fund is authorized to issue Auction Rate Cumulative Preferred Shares in one or more series. In July 2001, the Fund issued 1,200 shares of Auction Rate Cumulative Preferred Shares, Series T, $0.01 par value per share, $25,000 liquidation preference per share, for a total issuance of $30 million ("Preferred Shares"). As of ____ __, 2003, all Preferred Shares issued by the Fund remain outstanding. The Fund's obligations to holders of the Preferred Shares and holders of any other preferred stock are senior to its ability to pay dividends on, or repurchase, the Common Stock, or to pay holders of shares of Common Stock in the event of liquidation.

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, voting as a separate class, have the right to:

•	elect at least two directors at all times, and

•	elect a majority of the directors if the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, will vote as a separate class on other matters as required under the Fund's Articles of Incorporation, as amended and supplemented ( the "Charter"), or the 1940 Act, including the following:

•	to adopt any plan of reorganization adversely affecting the Preferred Shares;

•	to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent; and

•	to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, changes in certain investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company.

The affirmative vote of holders of Preferred Shares and other classes of preferred stock, if any, is required to effect any of the foregoing matters, regardless of whether the holders of the Common Stock have approved such matters.

Each share of Common Stock, each Preferred Share, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Plan of Distribution	Shares of the Fund's Common Stock may be issued and sold from time to time by the Fund through its designated agents, including _________ ("[DISTRIBUTOR]") as distributor and principal underwriter (the "Offering"). The Common Stock will be sold at-the-market through trading transactions on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value ("NAV") per share of Common Stock plus any sales commission to be paid for the purchase of such shares. Any shares of Common Stock sold pursuant to this Prospectus will generally be subject to a fixed commission rate of $____ per share [further description of compensation provisions]. See "Plan of Distribution."

Principal Investment Risks	Risk is inherent in all investing. The primary risks of investing in shares of the Fund's Common Stock are described below:

Interest Rate Risk. Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's NAV. If an issuer of a security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for stockholders.

Credit Risk. The Fund invests in lower-rated securities and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. As a result, investment in the Fund involves the risk that if an issuer of a lower-rated or unrated security in which the Fund invests defaults, there may be a negative impact on the Fund's income and asset coverage, and the Fund's investment objectives may not be realized.

Liquidity Risk. At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held.

Investment and Market Risk. An investment in the Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the portfolio securities owned by the Fund, and the value of these securities will move up or down, sometimes rapidly and unpredictably. At any point in time an investment in Common Stock may be worth less than the original amount invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund uses leverage, which magnifies the Fund's investment, market and certain other risks. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, credit quality and liquidity of securities of issuers in such sectors.

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on prices and volatility than on higher-rated securities.

Discount From or Premium to NAV: Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade at a premium. Shares of the Fund's Common Stock have traded in the market above, at and below NAV. This is a risk separate and distinct from the risk that the Fund's NAV per share of Common Stock may decrease.

Leverage Risk. The Fund's use of leverage through the issuance of preferred stock, including the Preferred Shares (or borrowings, if used), can adversely affect the yield on the Fund's Common Stock. To the extent the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid in connection with the leverage, the yield on the Fund's Common Stock will decrease. The effect of a general market decline in the value of assets such as those in which the Fund invests would be magnified in the Fund because of the leverage. In addition, if the Fund increases its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Fund's capital stock if such debt has a prior claim against income of the Fund and against the net assets of the Fund in liquidation.

Secondary Market for Shares of the Fund's Common Stock: The issuance of shares of the Fund's Common Stock through the Offering may have an adverse effect on the secondary market for the Fund's Common Stock. The increase in the number of shares of the Fund's outstanding Common Stock resulting from the Offering may put downward pressure on the market price for shares of the Fund's Common Stock. Shares of Common Stock will not be issued pursuant to the Offering at any time when shares of Common Stock are trading at a price lower than the Fund's NAV per share of Common Stock. Shares of Common Stock may be issued pursuant to privately negotiated transactions at a discount to the market price for such shares of Common Stock, which may put downward pressure on the market price for shares of the Fund's Common Stock.

Preferred Stock. The Fund has issued Preferred Shares and is authorized to issue additional classes of preferred stock, although the Fund has no current intention to do so. The Fund's obligations to holders of the Preferred Shares and holders of any other shares of preferred stock are senior to its ability to pay dividends on, or repurchase, the Common Stock, or to pay holders of shares of Common Stock in the event of liquidation. Additionally, the 1940 Act and the Charter contain certain specific voting provisions applicable to preferred stock.

Canadian Government Securities Risk. The Fund may invest up to 50% of its total assets in Canadian government securities. Investments in Canadian government securities may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of deposits, the establishment of exchange controls or the adoption of other governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These securities may be less liquid and more volatile than U.S. securities, and Canadian accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of Canadian government securities may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging currencies may reduce yield. Canada's economy and social and political climates may differ unfavorably from the United States and may affect the values of Canadian government securities and the availability to the Fund of additional investments. Canada may have a less favorable rate of growth of gross domestic product, rate of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments position.

Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation and are typically unrated or rated lower than such securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation.

Common Stock Risk. The Fund may have exposure to common stocks including by investment in convertible securities. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

Dividend Risk. The Fund does not intend to distribute returns of capital, although a return of capital may occur if on an annualized basis distributions to holders of Common Stock exceed net investment income allocated to holders of Common Stock for income tax purposes. See "Federal Taxation."

Anti-Takeover Provisions. The Charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or effect certain fundamental changes to the Fund's operations. These provisions could discourage a third party from seeking to obtain control of the Fund, and holders of Common Stock may not have an opportunity to sell their shares at NAV when such shares are trading at a discount to NAV. See "Description of Capital Structure—Voting Rights—Supermajority and Other Voting Provisions" and "Risk Factors and Special Considerations—Certain Charter Provisions."

Custodian, Transfer Agent, Dividend Paying Agent and Registrar	State Street Bank and Trust Company serves as the Fund's custodian. American Stock Transfer & Trust Company serves as the transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

FUND EXPENSES

           The following table is intended to assist in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.(1) The table includes the direct and indirect expenses that an investor in the Common Stock will bear.

Stockholder Transaction Expenses
   Sales Load (as a percentage of offering price)(2)                                     ______%
   Dividend Reinvestment Plan Fees                                                        None
Annual Expenses (as a percentage of net assets attributable to common shares)
   Management Fees(3)                                                                    ______%
   Dividend Payments on Preferred Shares                                                 ______%
   Other Expenses(4)                                                                     ______%
   Total Annual Expenses                                                                 ______%
___________________________
(1)	The Fund currently uses leverage through issuance of the Preferred Shares, and the table above reflects the Preferred Shares outstanding of approximately ____% of the Fund's total assets at a dividend rate of ____%, as of ________, 2003. At times when the Fund does not utilize such leverage, the estimated annual expenses would be as follows:

         Management Fees (3)                                 0.50%
         Dividend Payments on Preferred Shares                    0%
         Other Expenses (4)                                  ___%
         Total Annual Expenses                               ___%
(2)	[DISTRIBUTOR receives a fixed commission rate of $_____ per share of Common Stock sold in the Offering [further description of compensation provisions]. Accordingly, assuming a market price of $____ per share of Common Stock and that all shares offered pursuant to the Offering are sold, the maximum sales load payable to DISTRIBUTOR as a percentage of offering price per share would be _____%.] See "Plan of Distribution."

(3)	The Fund pays the Adviser an investment advisory fee of 0.50% (on an annual basis) of the Fund's average weekly NAV, including assets acquired through the Fund's use of leverage. See "Management of the Fund--Investment Adviser."

(4)	"Other Expenses" are based on estimated amounts for the current fiscal year, which, in turn, are based on "other expenses" for the fiscal year ended December 31, 2002.

           Although the Fund has no present intention to issue additional shares of preferred stock in the foreseeable future, holders of Common Stock woul bear the issuance and dividend costs of any preferred stock that the Fund issues in the future.

           The following example applies to shares of Common Stock issued in connection with the Offering, subject to a maximum sales load of ______%.

Example                                                   1 Year       3 Years       5 Years      10 Years
-------                                                   ------       -------       -------      --------

You would pay the following expenses on a $1,000
investment, assuming a 5% annual return and where
the Fund has ____% leverage                               [$___]        [$___]        [$___]       [$___]

           This hypothetical example assumes that all dividends and other distributions are reinvested at NAV and that the percentage amount listed under Total Annual Expenses above (___%) remain the same in the years shown. The above table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Securities and Exchange Commission (the "SEC") applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Stock. For more complete descriptions of certain costs and expenses associated with investing in the Fund, see "Management of the Fund," "Plan of Distribution" and leverage discussions under "Risk Factors and Special Considerations."

           The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

           The tables below set forth selected financial information for a share of the Fund's Common Stock outstanding throughout each period presented. The financial highlights for each of the ten years in the period ended December 31, 2002 have been audited by ______________, the Fund's independent auditors, whose report covering each of the five years in the period ended December 31, 2002 is included in the Fund's December 31, 2002 Annual Report and is incorporated by reference in the SAI. This information should be read in conjunction with the financial statements and notes thereto included in the Annual Report, which is available without charge from the Fund.

                                                  For the Year Ended December 31,
                            --------------------------------------------------------
                              2002       2001        2000       1999       1998
                             -------------------------------------------------------

Per Share
Operating Performance

  Net Asset Value,
  beginning of Year......     $   6.77   $   7.21   $   8.49    $   9.70   $  10.75
                              ======================================================
Investment income-net....     $   0.75   $   0.80   $   0.90    $   0.96   $   0.97

   Realized and
   Unrealized
  (loss) gain on
  investment - net.......     ($  0.74)  ($  0.55) ($   1.28)  ($   1.21) ($   1.06)

  Total from investment
  operations.............     ($  0.04)  $   0.21  ($   0.38)  ($   0.25) ($   0.09)

  Total distributions to
  stockholders...........     ($  0.83)  ($  0.60) ($   0.90)  ($   0.96) ($   0.96)

   Effect of related
   preferred shares
   offering costs........          --        ($  0.05)    --         --         --
                              ------------------------------------------------------

   Net asset value, end of     $   5.90   $   6.77   $   7.21    $   8.49   $   9.70
   year                        =====================================================

  Market price per share,
  end of year............      $  5.45    $  6.44    $6.8125     $ 7.125    $10.1875

Total Investment Return*

  Based on market
  price per
  share ..................      (2.48%)    3.34%      8.25%       (20.63%)   (7.10%)

  Based on net asset value
  per share...............       (.59%)     2.27%      (4.48%)     (2.58%)    (0.84%

Ratio to Average Net Assets

   Operating Expenses........    1.63%      1.29%      1.03%       0.97%      0.95%

   Total Expenses
   (includes
   interest expenses).....       1.63%      3.06%      4.03%       3.66%      3.53%

   Investment income -
   net                           11.93%     11.31%     11.38%      10.45%     9.92%

   Supplemental

Net assets-end of year
(in thousands)............     $57,160    $63,846    $66,959     $77,968    $87,286

   Portfolio turnover......      26.71%     35.77%     33.04%      36.16%     26.74%

                                           For the Year Ended December 31,
                            -------------------------------------------------------
                               1997       1996        1995       1994       1993
                            -------------------------------------------------------
Per Share
Operating Performance

  Net Asset Value,
  beginning of Year......     $  10.23   $   9.75   $   8.98    $  10.53   $  10.32
                            =======================================================
Investment income-net....     $   0.98   $   0.99   $   1.07    $   1.10   $   1.16

   Realized and
   Unrealized
  (loss) gain on
  investment - net.......     $   0.50 ( $    .47)  $   0.74   ($   1.57)  $   0.21

  Total from investment
  operations.............     $   1.48   $   1.46   $   1.81   ($   0.47)  $   1.37

  Total distributions to
  stockholders...........   ( $   0.96)( $   0.98) ($   1.04)  ($   1.08) ($   1.16)

   Effect of related
   preferred shares
   offering costs........          --         --          --         --         --
                            --------------------------------------------------------

   Net asset value, end of     $  10.75   $  10.23   $   9.75    $   8.98   $  10.53
   year                     ========================================================

  Market price per share,
  end of year............      $ 12.00    $ 10.25    $ 10.25     $  9.50    $ 12.63

Total Investment Return*

  Based on market
  price per
  share ..................      26.43%     9.56%      18.84%      (16.20%)   18.58%

  Based on net asset value
  per share...............       14.47%     14.97%     15.70%      (4.46%)    13.28%

Ratio to Average Net Assets

Operating Expenses........       0.82%      0.87%      0.95%       0.99%      0.88%

   Total Expenses
   (includes
   interest expenses).....       3.29%      3.52%      3.80%       3.84%      3.52%

   Investment income -
   net                           9.47%      10.02%     11.40%      11.33%     10.82%

   Supplemental

Net assets-end of year
(in thousands)............     $95,026    $88,723    $82,752     $74,312     $85,097

   Portfolio turnover......      59.86%     65.73%     38.82%      37.91%     55.43%

* Total investment return based on market value may result in substantially different returns than investment return based on NAV, because market value can be significantly greater or less than the NAV.

Information Regarding Senior Securities

           The following table shows certain information regarding each class of senior security of the Fund as of the end of each of the last ten fiscal years of the Fund.

                                                                                 Involuntary     Approximate
                                               Total             Asset           Liquidation     Fair Market
                            At                 Amount           Coverage         Preference      Value per
                            December 31        Outstanding      for Debt (4)     per Share       Share or Note (5)

Preferred Shares (1)
                              1993-2000            --*                --                --             --
                                2001         1,200 Shares         $_________         $25,000        $25,000
                                2002         1,200 Shares          _________          25,000         25,000

Credit Facility (2)
                              1993-1996            --                 --                --             --
                                1997           $30,000,000       $4,168                 --             --
                                1998            30,000,000        3,910                 --             --
                                1999            30,000,000        3,599                 --             --
                                2000            30,000,000        3,232                 --             --
                                2001                     0            --                --             --
                                2002               --                 --                --             --

Five-Year Convertible
Extendible Notes (3)
                                1993           $28,050,000       $4,034                 --      $29,845,200
                                1994            28,050,000        3,649                 --       27,487,597
                                1995            28,050,000        3,950                 --       28,662,051
                                1996            28,050,000        4,163                 --       28,397,554
                              1997-2002            --                 --                --             --

__________

*	Indicates that this information is not applicable.

(1)	On July 30, 2001, the Fund issued 1,200 Preferred Shares, with a liquidation value of $25,000 per share plus accumulated dividends, the proceeds of which were used to retire the Fund's $30 million credit facility with Bank One, N.A. ("Bank One").

(2)	The Fund entered into a five-year bank credit facility (the "Credit Facility") with Bank One as administrative agent in the amount of $30 million. The Credit Facility bore a variable interest rate based on the Fund's choice of either (i) the spread over Bank One's prime rate or (ii) the spread over the London Interbank Offered Rate ("LIBOR"). The initial interest rate was 7.48% per annum as a of June 2, 1997.

At the same time that it entered into the Credit Facility, the Fund entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. The swap transaction effectively converted the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation during the term of the interest rate swap, because the Fund selected interest periods for the Credit Facility which matched the payments it received under the interest rate swap transaction. During the term of the interest rate swap, the effective interest rate remained fixed at 7.48%. Because the Fund used the interest rate swap transaction to fix its interest rate liability, the fair market values indicated above are based on the Credit Facility as impacted by the interest rate swap transaction. The Fund terminated the interest rate swap on April 15, 2001. On or about July 30, 2001, the Fund repaid all borrowings under the Credit Facility with the proceeds of the Fund's offering of Preferred Shares, which offering was consummated on July 30, 2001.

(3)	During 1987, the Fund issued $30 million in principal amount of five-year convertible extendible notes ("Notes"), repayable May 31, 1992 at the option of the holder. These Notes bore interest at the rate of 9.125% per annum from May 28, 1987 through May 31, 1992. On May 1, 1992, a reset rate of interest of 8.08% per annum from June 1, 1992 through May 31, 1997 was announced. Notes were outstanding in principal amount of $28,050,000. No holder elected repayment.

          The Notes were convertible at any time prior to maturity, unless previously redeemed, into shares of Common Stock of the Fund at a conversion price of $11.73 per share.

The Fund was able to redeem all of the Notes after June 1, 1994 at 100% of principal amount, if the closing price of the Fund's Common Stock was at least 120% of the conversion price on any twenty of thirty consecutive trading days, and at any time to the extent necessary to maintain asset coverage (as defined) of at least 300%, as required under the Note Indenture. No Notes were redeemed.

(4)	Amount shown is per $1,000 of Credit Facility or Notes, as the case may be, calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities) from the Fund's total assets and dividing such amount by the quotient of (a) principal amount of outstanding Credit Facility or Notes, as the case may be, divided by (b) $1,000.

(5)	Calculated by comparing quoted market prices for comparable U.S. Treasury securities and other securities.

THE FUND

           The Fund is a diversified, closed-end management investment company. The Fund was incorporated in Maryland on March 19, 1973 and is registered with the SEC under the 1940 Act. The Fund commenced investment operations on May 15, 1973, upon the closing of an initial public offering of its Common Stock. The Fund's Common Stock is listed on the NYSE under the symbol "CNN." The Fund's principal office is located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240, and its telephone number is 1-877-532-2834. The Fund's investment adviser is Highland Capital Management, L.P.

           The following table provides information about the Fund's outstanding shares as of _____________, 2003.

                                                                          Amount Held by
                                                           Amount         the Fund or         Amount
Title of Class                                             Authorized     for its Account     Outstanding
--------------                                             ----------     ---------------     -----------

     Common Stock, par value $1.00 per share                15,000,000        - 0 -             __________

     Preferred Stock, par value $0.01 per share (1,200       1,000,000        - 0 -                1,200
     shares of Auction Rate Cumulative Preferred
     Shares, Series T, authorized, issued and
     outstanding), $25,000 liquidation preference per
     share

USE OF PROCEEDS

           The Fund intends to invest the net proceeds of the Offering in debt securities and other securities consistent with the Fund's investment objectives and policies. Such investment is expected to occur during a period estimated not to exceed three months from the sale of the shares of Common Stock in the Offering depending on market conditions and the availability of appropriate securities. Pending such investment, the Fund may invest in high-quality, short-term debt securities and other instruments.

PORTFOLIO COMPOSITION

           As of June 30, 2003, the Fund's portfolio included 58 holdings issued by 54 issuers representing 22 different industry groups. These issues had a weighted average coupon of 8.78%. The dollar weighted average maturity of the portfolio at this date was approximately 11.04 years.

           The table below shows the percentage of the Fund's assets invested in bonds, convertible preferred stock and other fixed-income securities within the various rating categories, determined on a dollar-weighted average, as of June 30, 2003. This information is not necessarily representative of the Fund's current portfolio or at any other time in the future.

(Moody's / S&P Ratings)+

Securities Ratings Aaa/AAA Aa/AA A/A Baa/BBB Ba/BB B/B Caa/CCC Ca/CC C/C Not rated++ Common Stock, Preferred Stock and Warrants Total	1.95/1.95% 2.91/0.00% 8.02/11.31% 47.73/50.71% 16.95/18.47% 15.10/12.59% 5.27/2.90% 0.00/0.00% 0.00/0.00% 0.00/0.00% 2.08/2.08% 100/100%

+ The ratings of Moody's and S&P represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P's ratings. Ratings are relative and subjective and not absolute standards of quality. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings.

++ Securities that are not rated by Moody's or S&P may be rated by nationally recognized statistical rating organizations other than Moody's or S&P (including Fitch), or may not be rated by any such organization. With respect to the Fund's assets invested in such securities, the Adviser believes that these are of comparable quality to rated securities in which the Fund may invest. This determination is based on the ratings assigned by other rating agencies or the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by Moody's or S&P if either were to rate the securities.

TRADING AND NAV INFORMATION

           The following table shows for the Fund's Common Stock for the periods indicated: (1) the high and low closing prices per share as shown on the NYSE Composite Transaction Tape; (2) the NAV per share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per share (expressed as a percentage) represented by these closing prices.

                                       Closing                                         Premium/(Discount)
                                       Prices                       NAV                      to NAV
                               ------------------------     ---------------------     ---------------------

     Calendar Quarter Ended      High           Low          High          Low         High          Low
                               ---------     ----------    ---------    ----------    --------      -------
     June 30, 2003             $ 7.23        $ 5.96         $ 6.67       $ 5.85        9.05%         0.31%
      March 31, 2003             6.19          5.46           6.14         5.75        3.42         (6.51)

      December 31, 2002          5.73          5.01           6.07         5.46       (0.72)       (11.07)
      September 30, 2002         6.40          5.70           6.28         5.96        3.39         (5.61)
      June 30, 2002              6.86          6.15           6.66         6.28        4.12         (3.34)
      March 31, 2002             7.00          6.52           6.88         6.50        6.43         (4.26)

      December 31, 2001          7.00          6.36           6.90         6.66        4.32         (6.88)
      September 30, 2001         8.18          6.35           7.29         6.69       14.95         (7.84)
      June 30, 2001              8.50          8.00           7.52         7.10       15.21          8.96
      March 31, 2001             8.50          6.94           7.73         7.26       14.93         (1.00)

           On July 17, 2003, the last reported sale price of a share of the Fund's Common Stock on the NYSE was $6.56, representing a 3.9% premium above NAV ($6.31) as of that date.

INVESTMENT OBJECTIVES AND POLICIES

           The primary investment objective of the Fund is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Fund invests its assets in the following manner:

Investment Strategy

           At least 50% of the value of the Fund's total assets must be invested in:

•	straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest categories assigned by Moody's (Aaa, Aa, A or Baa), or S&P or Fitch (AAA, AA, A or BBB). Any subcategories of the ratings indicated shall not be deemed to be separate categories for purposes of the Fund's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subcategories are included within its Aa category). Securities rated "Baa" or "BBB" possess speculative characteristics;

•	securities issued or guaranteed by the United States government, its agencies or instrumentalities;

•	securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

•	obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's, S&P or Fitch, are considered by the Adviser to have investment quality comparable to those described above for rated debt securities;

•	commercial paper; and

•	cash or cash equivalents, such as U.S. Treasury bills.

Up to 25% of the Fund's total assets may consist of:

•	debt securities not included in the description above, including debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default and are commonly referred to as "junk bonds"

•	securities not included in the description above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

•	preferred stocks; and

•	common stocks.

           The Fund's operating policy is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by S&P or Fitch, or B3 by Moody's. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Fund's portfolio is reduced below B- or B3, as the case may be, after purchase, the Fund may either sell the debt security or continue to hold it, depending upon market characteristics. The Fund is permitted to buy debt securities which have not been rated by a nationally recognized statistical rating organization if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Fund may invest.

           The Fund will invest at least 80% of the value of its total assets in income producing securities. The Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

           The foregoing percentage limitations apply at the time of purchase of securities. The Fund may exercise conversion rights, warrants or other similar rights, and securities received thereby or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

           The Fund's investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund's receipt from Moody's and S&P of ratings of "aaa" and "AAA," respectively, for its Preferred Shares.

Portfolio Maturity and Turnover

           The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending primarily on the Adviser's outlook for interest rates. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates, creditworthiness and general economic conditions. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed ten years. See "Portfolio Composition."

           The Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objectives.

           The Fund's portfolio turnover rate may exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower the Fund's after-tax performance.

Diversification

           The Fund maintains a diversified investment portfolio, a strategy which seeks to limit exposure to any one issuer or industry.

           The Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 10% of any class of the outstanding voting securities of such issuer. This strategy is a fundamental policy that cannot be changed without stockholder approval.

Certain Investment Strategies

           The Adviser may use the strategies described below, among others, to help the Fund achieve its investment objectives. The Fund is under no obligation to use any of these strategies at any given time or under any particular economic condition and no assurance can be given that the use of any strategy will have its intended result or that the use of any practice is, or will be, available to the Fund. These instruments and certain related risks are described more specifically under "Additional Information About Investments and Investment Techniques" in the SAI. The Fund's ability to use some of these strategies may be limited as a condition to Moody's and/or S&P's rating the Fund's Preferred Shares.

           Leverage and Borrowing. The Fund may issue preferred stock in an amount up to 50% of the Fund's total assets (including the proceeds of preferred shares and any borrowings). In July 2001, the Fund issued 1,200 Preferred Shares for a total of $30 million, all of which were outstanding as of ____ ___, 2003.

           The Fund also may borrow an amount up to 33-1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings.

           Securities Loans.The Fund may seek additional income by making secured loans of its portfolio securities amounting to not more than 25% of the value of its net assets. The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved. If the Fund engages in securities lending activities, such loans will not require the Fund to create and maintain segregated accounts.

           Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described under "Investment Restrictions" in the SAI. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligations with respect to reverse repurchase agreements exceed 5% of the value of its total assets.

           Interest Only Mortgage-Backed Securities. The Fund is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Fund may buy certain debt securities issued by Fannie Mae, a United States government agency, which carry additional risks not associated with other Fannie Mae issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments. "Interest only" mortgage-backed securities present a heightened risk of total loss of investment.

           Inverse Floaters. The Fund is also permitted to buy certain debt securities, known as inverse interest rate floaters ("Inverse Floaters"). These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

RISK FACTORS AND SPECIAL CONSIDERATIONS

           Risk is inherent in all investing. The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income by investing in fixed income securities. The following discussion summarizes the principal risks of an investment in the Fund, which should be carefully considered before deciding whether to invest in the Fund.

           Fixed-Income Investments. The principal value of the lower quality securities in which the Fund may invest will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

           Interest Rate Risk. Generally, when interest rates rise, the value of fixed rate debt obligations, including high-yield, high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. In addition, in a period of rising interest rates the higher cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's NAV. If an issuer of a security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for stockholders.

           Credit Risk. The Fund may invest in lower-rated securities and unrated securities of comparable quality, which involve greater risk than higher rated securities. These securities generally offer a higher return potential than higher rated securities, but also involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities. As a result, investment in the Fund involves the risk that if an issuer of a lower-rated or unrated security in which the Fund invests defaults, there may be a negative impact on the Fund's income and asset coverage, and the Fund's investment objective may not be realized.

           The values of lower-rated securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high-yield, high risk securities and thus in the Fund's NAV. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

           The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high-yield, high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating agencies in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's NAV.

           The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

           The credit ratings issued by credit rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield, high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings.

           Liquidity Risk. At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV. The Fund, in most instances, utilizes an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. Securities for which market quotations are not readily available or are determined not to be reliable will be valued at fair value.

           Investment and Market Risk. An investment in the Common Stock is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Stock represents an indirect investment in the portfolio securities owned by the Fund, and the value of these securities will move up or down, sometimes rapidly and unpredictably. At any point in time an investment in the Common Stock may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund uses leverage, which magnifies the Fund's investment market and other risks. See "Leverage Risk" below. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, credit quality and liquidity of securities of issuers in such sectors.

           Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the U.S. on September 11, 2001), war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher-rated securities.

           Changes to NAV. The Fund's NAV is expected to change in response to a variety of factors, primarily in response to changes in the value of the securities in which the Fund invests. See "Fixed-Income Investments" above. Changes in market interest rates also may have an impact on the Fund's NAV. Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets.

           Discount From or Premium to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade at a premium. Shares of the Fund's Common Stock have traded in the market above, at and below NAV. The reasons for the Fund's Common Stock trading at a premium to or discount from NAV are not known, and the Fund cannot predict whether its Common Stock will trade in the future at a premium to or discount from NAV and, if so, the level of such premium or discount. The possibility that Common Stock of the Fund will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund's NAV may decrease.

           Leverage Risk. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The Fund's use of leverage through the issuance of preferred stock, including the Preferred Shares (or borrowings, if used), can adversely affect the yield on the Fund's Common Stock. Borrowings and the issuance of preferred stock are referred to in this Prospectus collectively as "leverage."

           The Fund may borrow an amount up to 33-1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund also may issue preferred stock in an amount up to 50% of the Fund's total assets (including the proceeds of preferred shares and any borrowings). Although the Fund has no present intention to issue additional shares of preferred stock in the foreseeable future, holders of Common Stock would bear the issuance and dividend costs of any preferred stock that the Fund issues in the future. In July 2001, the Fund issued 1,200 Preferred Shares for a total of $30 million, all of which were outstanding as of __________, 2003. The Fund currently has no outstanding borrowings. The Fund may use leverage for investment purposes, to finance the repurchase of shares of its Common Stock, and to meet cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

           Capital raised through leverage will be subject to interest and other costs, and to the extent the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid in connection with the leverage, the yield on the Fund's Common Stock will decrease because the net investment income available for distribution to holders of the Fund's Common Stock will be reduced. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. The effect of a general market decline in the value of assets such as those in which the Fund invests or of a default on one or more loans or other interest-bearing instruments held by the Fund would be magnified in the Fund because of the leverage and may exaggerate the effect on the Fund's NAV. However, the Adviser seeks to use leverage for the purposes of making additional investments only if it believes, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage. In addition, the Adviser intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently).

           In addition, if the Fund increases its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Fund's capital stock if such debt has a prior claim against income of the Fund and against the net assets of the Fund in liquidation. The holders of the Fund's Preferred Shares and any lenders have priority to the Fund's assets over the holders of the Fund's Common Stock.

           The dividend paid on the Preferred Shares is reset by an auction process on a weekly basis. The current dividend rate, which was set at the last auction held on July 8, 2003, is 1.12%. Assuming the Fund does not redeem any additional Preferred Shares and the dividend rate were constant at 1.12%, the Fund must earn an annual return of 0.42% on its investment portfolio in order to cover the annual dividend payments on the Preferred Shares.

           Effect of Leverage. The following table is designed to illustrate the effect on return to a holder of the Fund's Common Stock of the leverage created by the Fund's use of borrowing, using an assumed initial interest rate of 1.12%, assuming the Fund has used leverage by borrowing an amount equal to 33-1/3% of the Fund's managed assets and assuming hypothetical annual returns on the Fund's portfolio of negative 10% to positive 10%. As can be seen, leverage generally increases the return to stockholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table. See "Financial Highlights—Information Regarding Senior Securities" for information on the Fund's outstanding senior securities in the Fund's last 10 fiscal years.

Assumed Portfolio Return, net of expenses*               (10%)       (5%)       0%         5%      10%
Corresponding Return to Holders of Common Stock**
                                                      (15.56%)    (8.06%)    (0.56%)     6.94%   14.44%

__________

* The inclusion of Assumed Portfolio Return is required by the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.

** In order to compute the "Corresponding Return to Holders of Common Stock," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued or dividends declared on senior securities that would be made during the year following the Offering are subtracted from the "Corresponding Return to Holders of Common Stock" to determine the return available to stockholders. The return available to stockholders is then divided by the value of the Fund's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Holders of Common Stock."

           In connection with its leveraged capital structure, the Fund is required to maintain as of the last business day of each calendar month: (i) asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares, and (ii) asset coverage of at least 300% with respect to any senior securities representing indebtedness. Based on the composition of the Fund's portfolio and market conditions as of _____________, 2003, the asset coverage of the Fund's Preferred Shares is approximately ____%. The Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to shares of its Common Stock or Preferred Shares, or any other shares of preferred stock, or purchase shares of Common Stock, Preferred Shares or any other shares of preferred stock, unless the Fund meets such asset coverage requirements.

           In addition, the Fund is not permitted to pay dividends on its Common Stock unless all accrued dividends on the Preferred Shares or any other shares of preferred stock have been paid or set aside for payment.

           Additionally, the management fee paid to the Adviser will be higher when certain forms of leverage are utilized, giving the Adviser an incentive to use leverage.

           Secondary Market for Shares of the Fund's Common Stock. The issuance of shares of the Fund's Common Stock through the Offering may have an adverse effect on the secondary market for the Fund's Common Stock. The increase in the number of shares of the Fund's outstanding Common Stock resulting from the Offering may put downward pressure on the market price for shares of the Fund's Common Stock. Shares of Common Stock will not be issued pursuant to the Offering at any time when shares of Common Stock are trading at a price lower than the Fund's NAV per share of Common Stock.

           The Fund also issues shares of the Fund's Common Stock to specific investors pursuant to privately negotiated transactions. Shares of Common Stock may be issued pursuant to privately negotiated transactions at a discount to the market price for such shares of Common Stock, which may put downward pressure on the market price for shares of the Fund's Common Stock.

           Restrictions on Dividends and other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares if necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), there can be no assurance that such actions can be effected in time to meet such requirements.

           Preferred Stock. The Fund has issued Preferred Shares and is authorized to issue additional classes of preferred stock, although the Fund has no current intention to do so. The Fund's obligations to holders of the Preferred Shares and holders of any other shares of preferred stock are senior to its ability to pay dividends on, or repurchase, the Common Stock, or to pay holders of shares of Common Stock in the event of liquidation. Additionally, the 1940 Act requires that the holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, voting as a separate class, have the right to elect at least two directors at all times and a majority of the Board of Directors if the dividends on the Preferred Shares, and any other shares of preferred stock issued by the Fund, remain unpaid for specified period of time. See "Leverage Risk" and "Restrictions on Dividends and other Distributions" above and "Description of Capital Stock—Common Stock."

           Canadian Government Securities Risk. The Fund may invest up to 50% of its total assets in Canadian government securities. Investments in Canadian government securities may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of deposits, the establishment of exchange controls or the adoption of other governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These securities may be less liquid and more volatile than U.S. securities, and Canadian accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of Canadian government securities may rise or fall because of changes in currency exchange rates. In addition, the costs of exchanging currencies may reduce yield.

           Canada's economy and social and political climates may differ unfavorably from the United States and may affect the values of Canadian government securities and the availability to the Fund of additional investments. Canada may have a less favorable rate of growth of gross domestic product, rate of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments position.

           Convertible Security Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation and are typically unrated or rated lower than such securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation.

           Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon conversion. Because the market price of a mandatory convertible security increasingly corresponds to the market price of its underlying common stock as the convertible security approaches its conversion date, there can be no assurance that the higher coupon will compensate for a potential loss. See "—Common Stock Risk" below.

           Common Stock Risk. The Fund may have exposure to common stocks including by investment in convertible securities. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 25% of the Fund's total assets. Although common stocks historically have generated higher average returns than fixed-income securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

           Dividend Risk. The Fund does not intend to distribute returns of capital, although a return of capital may occur if on an annualized basis distributions to holders of Common Stock exceed net investment income allocated to holders of Common Stock for income tax purposes. See "Federal Taxation."

           Anti-Takeover Provisions. The Charter includes "supermajority" voting and certain other provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or effect certain fundamental changes to the Fund's operations. See "Description of Capital Structure—Voting Rights—Supermajority and Other Voting Provisions." These provisions could discourage a third party from seeking to obtain control of the Fund, and holders of Common Stock may not have an opportunity to sell their shares at NAV when such shares are trading at a discount to NAV. Additionally, the Fund's Board of Directors is divided into three classes, with the term of office of one class expiring each year. This provision could delay for up to two years the replacement of a majority of the Board members.

MANAGEMENT OF THE FUND

Board of Directors

           The direction of the management of the business and affairs of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Directors under the laws of the state of Maryland.

Investment Adviser

           Highland Capital Management, L.P., 13455 Noel Road, Suite 1300, Dallas, Texas 75240, serves as the investment adviser to the Fund and has overall responsibility for the management of the Fund. The Fund and the Adviser have entered into an Investment Advisory Agreement pursuant to which the Adviser is responsible for the selection and ongoing monitoring of the Fund's investment portfolio. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be terminated on 60 days' written notice. Organized in March 1993, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser assumed responsibility for managing the Fund on July 30, 2001. The Adviser has advised the Fund that, as of March 31, 2003, it managed approximately $8.3 billion in debt securities on behalf of institutional investors and retail clients around the world. The Adviser also is the investment adviser to another closed-end, management investment company with a leveraged capital structure – Prospect Street® High Income Portfolio Inc. (the "High Income Fund") – with total assets of approximately $109 million as of June 30, 2003. The Adviser is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. James Dondero, Mark Okada and Todd Travers are the Adviser's principal portfolio managers.

           The Adviser bears its expenses of providing the services described above. The Adviser currently receives from the Fund a management fee calculated at an annual rate of 0.50% of the average weekly net assets of the Fund. The definition of net assets includes the assets acquired through the Fund's use of leverage.

           The Fund pays all operating and other expenses of the Fund not borne by the Adviser including, but not limited to, directors' fees not borne by the Adviser, custodian expenses, legal fees, costs of keeping the Fund's books and records, fees and expenses of independent accountants, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the SEC, costs of the Fund's Automatic Dividend Reinvestment Plan, and fees and expenses of the Fund's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses, extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1.0% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Fund for any excess pursuant to the Investment Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Fund to the Adviser. To the extent permitted under the 1940 Act, if, at the end of the Fund's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Fund. The Fund is responsible for paying all of the expenses of the Offering.

Portfolio Management

           The Fund's portfolio is managed by a portfolio management team. The members of the team who have been primarily responsible for the day-to-day management of the Fund's portfolio since July 2001 are Messrs. Dondero, Okada and Travers.

           Mr. Dondero has been President and Chief Investment Officer of the Adviser since March 1993. Since January 2001, he has been President and Chief Investment Officer and a Director of the High Income Fund. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company ("PAMC"), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. Prior to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analyst, and is a full member of the New York Society of Security Analysts.

           Mr. Okada has been Executive Vice President of the Adviser since March 1993. Since January 2001, he has been Executive Vice President of the High Income Fund. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. Prior to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

          Mr. Travers has been a Senior Portfolio Manager at the Adviser since January 1995. He specializes in high-yield, bank loan, leveraged loan and aviation asset investments. Before January 1995, he was Senior Financial Analyst at American Airlines, where he assisted in the development and maintenance of that company's jet fleet plan. Mr. Travers graduated from Iowa State University with a B.S. in Industrial Engineering in 1985 and from Southern Methodist University with an M.B.A. in Finance in 1989. Mr. Travers is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

FEDERAL TAXATION

           The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund and is based on the applicable federal tax laws of the United States as in effect as of the date of this Prospectus, which are subject to change or differing interpretations, with retroactive or prospective effect. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

           The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to stockholders. However, the Fund would be subject to corporate income tax (generally with a 35% maximum effective rate) on any undistributed income. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

           Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. A distribution will be treated as having been paid on December 31 if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to stockholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

           Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. In addition, under certain circumstances, the 1940 Act's asset coverage requirements may prevent the Fund from making distributions and may require the Fund to redeem its Preferred Shares, either of which could prevent the Fund from making distributions required to avoid Fund-level taxation and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

           If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its stockholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends which are taxable to stockholders as ordinary dividend income, even though those distributions might otherwise (at least in part) have been treated in the stockholders' hands as long-term capital gains. In such case, such distributions generally will be eligible for the corporate dividends received deduction in the case of corporate stockholders and for taxation at the preferential maximum rate of 15% in the case of individuals.

           The Fund pays dividends quarterly. It is anticipated that, on an annualized basis, distributions to common stockholders will not ordinarily exceed net investment income allocated to common stockholders for income tax purposes. However, as a result of market conditions and/or investment decisions, at the time of declaration certain distributions may exceed current net income. Distributions in excess of net investment income represent nontaxable returns of capital. The Fund will inform stockholders for federal income tax purposes of the amount and composition of the Fund's dividends and distributions, if any. The Fund also will inform stockholders for federal income tax purposes of the portion, if any, of its ordinary income distributions that will be eligible for taxation at the 15% preferential maximum rate generally applicable to dividends received by individuals. To qualify for this preferential rate, individual stockholders must separately satisfy certain holding period and other requirements with respect to their Fund shares. Individual stockholders should be aware that the aggregate ordinary income distributions by the Fund eligible for the 15% preferential maximum rate in any year generally is limited to the qualified dividend income received by the Fund in that year. The Fund does not anticipate receiving a material amount of qualified dividend income in any given year.

           The following table illustrates the approximate composition of the Fund's distributions in calendar years 1998 through 2002 (distributions may differ for stockholders who bought or sold shares mid-year):

                                       1998           1999        2000        2001         2002
                                       ----           ----        ----        ----         ----

Distributions to Stockholders          $0.96          $0.96        $0.90       $0.60        $0.68

Composition of Distributions:

Ordinary Income                          100%          100%         100%        100%        100%
Return of Capital                          0%            0%           0%          0%          0%
Capital Gains                              0%            0%           0%          0%          0%
                                   --------------------------------------------------------------
Total                                    100%          100%         100%        100%        100%
                                   ==============================================================

           If a stockholder invests through a tax-deferred account, such as a retirement plan, the stockholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and stockholders should consult a tax adviser about investment through a tax-deferred account.

           There may be tax consequences to a stockholder if the stockholder sells shares of the Fund. A stockholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the stockholder holds those shares. If a stockholder exchanges shares, the stockholder may be treated as if he or she sold them. Stockholders are responsible for any tax liabilities generated by their own transactions.

           As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to a stockholder if the stockholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the stockholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

           Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

           All investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in the Fund.

           The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders.

DESCRIPTION OF CAPITAL STRUCTURE

Common Stock

           General. The Fund was incorporated in Maryland on March 19, 1973. The Fund's Articles of Incorporation, as amended and supplemented (the "Charter"), authorize the issuance of up to 15,000,000 shares of Common Stock, $1.00 par value per share. All shares of Common Stock have equal rights as to voting, dividends and liquidation. All shares of Common Stock issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. The number of shares of Common Stock outstanding as of _____________, 2003 was ___________. The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock voting for the election of Directors can elect all of those Directors that are subject to election by the holders of the Common Stock if they choose to do so, and, in that event, the holders of the remaining shares of Common Stock voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the Preferred Shares on all matters except as described below under "Voting Rights." The Charter may generally be amended by the affirmative vote of holders of shares of Common Stock and Preferred Stock entitled to cast a majority of all votes entitled to be cast on the matter.

           So long as any Preferred Shares or any other shares of preferred stock of the Fund are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or any other shares of preferred stock or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

           Automatic Dividend Reinvestment Plan. Pursuant to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the holders of Common Stock by or under the direction of American Stock Transfer & Trust Company, as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by American Stock Transfer & Trust Company, as Plan agent, in whole or fractional shares of Common Stock. If, on the record date for the distribution: (a) the market price plus brokerage commission is equal to or exceeds the NAV at the time the shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan will be issued shares of Common Stock at the most recently determined NAV; or (b) the NAV of the Fund's Common Stock exceeds the market price of the Common Stock plus applicable commissions, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent will buy Common Stock in the open market, on the NYSE or elsewhere, for the Plan participants' accounts.

           Repurchase of Common Stock. In recognition of the possibility that the Fund's shares of Common Stock may trade at a discount to their NAV, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing shares of its Common Stock in the open market or by tendering for its shares of Common Stock at NAV. So long as any Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any shares of its Common Stock unless (1) all accumulated dividends on the Preferred Shares or any other shares of preferred stock have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition certain asset coverage requirements (determined after deducting the acquisition price of the shares of Common Stock) are met. Repurchases of shares of Common Stock may result in the Fund being required to redeem Preferred Shares to satisfy asset coverage requirements.

Preferred Shares

           Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series nor holders of preferred stock have pre-emptive rights to purchase any other preferred stock that might be issued. The Fund's Charter authorizes the issuance of a class of preferred stock (which class may be divided into more than one series) as the Directors may, without stockholder approval, authorize. The preferred stock has such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Directors may determine and as are set forth in the Fund's Articles Supplementary to its Charter establishing the terms of the preferred stock. Any decision to offer preferred stock is subject to market conditions and to the Board of Directors' and the Adviser's continuing belief that leveraging the Fund's capital structure through the issuance of preferred stock is likely to benefit the holders of Common Stock. The Fund is authorized to issue a maximum of 1,000,000 shares of preferred stock. To date, the Fund's Directors have authorized the creation of, and the Fund has issued, 1,200 Auction Rate Cumulative Preferred Shares, having a par value of $0.01 per share, with a liquidation preference of $25,000 per share, classified as Series T Auction Rate Cumulative Preferred Shares, all of which were outstanding as of ____ __, 2003.

           The Preferred Shares have complete priority over shares of Common Stock as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Stock. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund. Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

           General. Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of Preferred Shares, as a separate class, vote to elect two Directors, the holders of the Common Stock, as a separate class, vote to elect two Directors and the holders of the Preferred Shares and the Common Stock, voting together as a single class, elect the remaining Directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two Directors set forth above) the smallest number of additional Directors as is necessary to assure that a majority of the Directors has been elected by the holders of Preferred Shares.

           In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent Directors elected by the holders of the Common Stock, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional Directors elected by the holders of the Preferred Shares will terminate.

           The Common Stock and Preferred Shares vote as separate classes on amendments to the Charter that would adversely affect their respective interests.

           In addition, so long as any Preferred Shares are outstanding:

(1)	the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, voting together as a single class;

(2)	the adoption of any plan of reorganization adversely affecting the Preferred Shares requires the approval of holders of a majority of the Preferred Shares;

(3)	the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent; and

(4)	the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, changes in certain investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company.

           The required vote for certain of the items listed above, such as items 1, 2 and 4, may be subject to the supermajority voting requirements referred to under "—Supermajority and Other Voting Provisions" below, if they have not been approved, authorized or adopted by the affirmative vote of at least 80% of the total number of Continuing Directors. "Continuing Directors" are those Directors who have been directors of the Fund since May 2003 or who subsequently become directors and whose election is approved by a majority of the Continuing Directors then on the Board. The Common Stock and Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's stockholders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

           Supermajority and Other Voting Provisions. The Fund's Charter includes certain "supermajority" voting provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or cause the Fund to engage in certain transactions. These provisions could have the effect of depriving holders of Common Stock of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. In addition, holders of a minority of the total shares outstanding and entitled to vote may have a veto power over matters which management and/or a majority of the stockholders may believe is desirable and beneficial. However, by discouraging attempts to acquire control of the Fund, these provisions may enable the Fund to avoid adverse effects of such attempts such as increasing the expenses of the Fund and interfering with the normal operation of the Fund. They also promote continuity and stability, and they enhance the Fund's ability to continue to pursue long-term strategies that are consistent with its investment objectives.

           Specifically, the Charter provides for a "supermajority" voting requirement to effect any of the following actions: (1) any amendment to the Charter to make the Fund's shares "redeemable securities" or to convert the Fund from a "closed-end company" to an "open-end company" (as such terms are defined in the 1940 Act), (2) any stockholder proposal regarding the Fund's investment objectives or specific investment restrictions, policies or decisions made or to be made with respect to the Fund's assets, (3) any stockholder proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Charter to terminate the existence of the Fund and (4) business combinations such as a merger, consolidation, share exchange or the sale of all or substantially all of the Fund's assets.

           The Charter requires the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by the holders of the Common Stock and the Preferred Shares, voting together as a single class, and by vote of the holders of the Preferred Shares, voting as a separate class, and at least 80% of the entire Board of Directors to authorize any of the foregoing items, unless such action had been approved, adopted or authorized by the affirmative vote of at least 80% of the total number of Continuing Directors (as defined below), in which case (A) for items (1) and (2) above, approval would require the affirmative vote of the lesser of (a) 67% or more of the voting securities present or represented by proxy, if the holders of more than 50% of outstanding voting securities are present or represented by proxy, and (b) more than 50% of the outstanding voting securities, and (B) for items (3) and (4) above, the affirmative vote of at least a majority of the Fund's securities entitled to vote on the matter, subject, in the case of both (A) and (B), to the Preferred Shares voting both with the Common Stock as a single class and separately, as described below.

           The Fund's Board of Directors has determined that the voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act and which can only be changed by a favorable vote of the holders of at least 80% of the holders of the Common Stock and Preferred Shares, voting together as a single class, and the Preferred Shares, voting separately, and at least 80% of the entire Board of Directors or a majority of the Continuing Directors, are in the best interests of stockholders generally.

           The Fund's Bylaws currently contain other provisions permitted by Maryland law to deter attempts to obtain control of the Fund as follows:

•	stockholders may require the Fund's Secretary to call a special meeting of stockholders only on the request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting and only if the request states the matters proposed to be acted upon and the requesting stockholders bear the costs of the Fund's notification of each stockholder entitled to notice of the meeting;

•	the number of Directors shall be fixed from time to time only by vote of the Board of Directors; and

•	the stockholders of the Fund may remove any Director only by the affirmative vote of at least two-thirds (2/3) of all the votes entitled to be cast by the stockholders generally in the election of Directors, and a Director may not be removed without cause.

           The Fund has also established a classified or "staggered" Board of Directors. The Fund's Bylaws also provide that each vacancy in the Board may be filled by the affirmative vote of a majority of the remaining Directors in office (even if less than a quorum) and the Director may hold office for the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualifies. The effect of this structure may make it more difficult for stockholders to change a majority of Directors because it would take two annual meetings to replace the majority of the Directors.

Borrowings

           General. Although the Fund currently does not have any outstanding borrowings, it is permitted to borrow up to 33-1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. The terms of any such borrowings are subject to the provisions of the 1940 Act, as further described below. The terms of such borrowings also will be subject to the provisions of any credit agreements related to the borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the borrowings, any additional guidelines may be more restrictive than those imposed by the 1940 Act or the Articles Supplementary. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund, including those made under a credit facility, will be senior to the rights of holders of preferred shares, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

           Restrictive Covenants and 1940 Act Restrictions. Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowings under any credit facility. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings representing indebtedness of the Fund.

Conversion To Open-End Fund

           The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high-yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the stock entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred stock, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objectives and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund. The Fund's Charter requires (except under certain circumstances) the affirmative vote of the holders of at least 80% of the votes then entitled to be cast by holders of the Common Stock and the Preferred Shares, voting together as a single class, and by holders of the Preferred Shares, voting as a separate class, and at least 80% of the entire Board of Directors to authorize, among other things, any amendment to the Fund's Charter to make the Fund's shares "redeemable securities" or to convert the Fund from a closed-end company to an open-end company.

PLAN OF DISTRIBUTION

           Shares of the Common Stock may be issued and sold from time to time through the Fund's designated agents, including the DISTRIBUTOR, as distributor and principal underwriter, as described below. Participating agents or broker-dealers in the distribution of any of the securities may be deemed to be "underwriters" within the meaning of the Securities Act. Any discount or commission received by any underwriter and any participating agents or broker-dealers, and any profit on the resale of Fund's securities purchased by any of them may be deemed to be underwriting discounts or commissions under the Securities Act. [Pursuant to the terms of the Fund's distribution agreement with [DISTRIBUTOR] (the "Distribution Agreement") (a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part), DISTRIBUTOR will not purchase any of the Common Stock unless the purchase will be an investment for its own account, or as a nominee or agent, and not with a view to the distribution of any part thereof in violation of law. If DISTRIBUTOR or any other distributor or underwriter buys any of the Common Stock in contravention of the foregoing, the Fund will register such securities prior to the resale of such securities at the holder's sole expense.]

           Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell shares of the Fund's Common Stock from time to time through DISTRIBUTOR. Shares of its Common Stock will only be sold on such days as shall be agreed to by the Fund and DISTRIBUTOR. DISTRIBUTOR'S principal business address is ___________________________________.

           Shares of the Fund's Common Stock will be sold at at-the-market through trading transactions on the NYSE, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current NAV per share of Common Stock plus any sales commission to be paid to DISTRIBUTOR for the purchase of such shares. The Fund and DISTRIBUTOR will suspend the sale of shares of Common Stock if the per share market price of the Common Stock is less than the minimum price.

           The compensation to DISTRIBUTOR with respect to the shares of Common Stock will be at a fixed commission rate of $___ per share of the Common Stock [further description of compensation provisions]. DISTRIBUTOR will compensate broker-dealers participating in the Offering at a rate of ___% of the gross sales price per share of the Common Stock purchased from the Fund through such broker-dealer. The dealer reallowance may be changed by DISTRIBUTOR from time to time.

           Settlements of sales of shares of Common Stock will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a further prospectus supplement, DISTRIBUTOR, as agent, will act as distributor on a reasonable efforts basis to promote the sale of the shares of Common Stock, but it will be under no obligation to sell any specific number of shares.

           The offering of shares of the Fund's Common Stock pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all shares of the Fund's Common Stock subject thereto or (ii) termination of the Distribution Agreement. [The Fund and DISTRIBUTOR each have the right to terminate the Distribution Agreement in its discretion at any time.]

           The Fund will bear the expenses of the Offering. These expenses include, but are not limited to, the expense of preparation of the Prospectus and SAI for the Offering and other fees and expenses of counsel and auditors in connection with the Offering.

CUSTODIAN, TRANSFER AGENT,
DIVIDEND PAYING AGENT AND REGISTRAR

           The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, whose principal place of business is Two Heritage Drive, North Quincy, Massachusetts 02171. American Stock Transfer & Trust Company, whose principal place of business is 59 Maiden Lane, New York, New York 10038, serves as the Fund's transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

LEGAL OPINIONS

           The validity of the Common Stock offered hereby will be passed on for the Fund by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, counsel to the Fund.

INDEPENDENT AUDITORS

           The financial statements of the Fund and the selected per share data and ratios set forth under the caption "Financial Highlights" have been audited by ___________________, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon __________________'s authority as experts in accounting and auditing. The address of __________________ is _______________________.

FURTHER INFORMATION

           The Fund has filed with the SEC a registration statement under the Securities Act with respect to the shares of Common Stock offered in this Prospectus. Further information concerning the shares of Common Stock and the Fund may be found in the registration statement, of which this Prospectus constitutes a part, on file with the SEC. The registration statement may be inspected without charge at the SEC's office in Washington, DC, and copies of all or any part thereof may be obtained from such officer after payment of the prescribed fees.

           The Fund issues reports that include financial information to its stockholders at least semi-annually.

           The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549 and the SEC's regional offices. Call 1-800-SEC-0330 for information about the public reference facilities. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus and the SAI, and reports, proxy and information statements and other information regarding registrants that file with the SEC. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix: Ratings of Investments	Page

Prospect Street(R)Income Shares Inc.
13455 Noel Road, Suite 1300
Dallas, Texas 75240
877-532-2834
www.prospectstreet.net

965,000 Shares of Common Stock

Prospect Street® Income Shares Inc.

[LOGO]

Prospectus

[Date]

[DISTRIBUTOR]

SUBJECT TO COMPLETION, DATED JULY 31, 2003

STATEMENT OF ADDITIONAL INFORMATION

____________, 2003

PROSPECT STREET® INCOME SHARES INC.
13455 Noel Road
Suite 1300
Dallas, TX 75240

965,000 SHARES OF COMMON STOCK

          This Statement of Additional Information ("SAI") of Prospect Street® Income Shares Inc. (the "Fund") relating to this offering of the Fund's Common Stock (the "Common Stock") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating to the Common Stock dated ___________, 2003. This SAI does not include all information that a prospective investor should consider before purchasing shares of Common Stock in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-877-532-2834.

           Capitalized terms used in this SAI have the meanings assigned to them in the Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

Page

General Information
Additional Information About Investments and Investment Techniques
Investment Restrictions
Management of the Fund
Portfolio Transactions
Determination of Net Asset Value
Federal Taxation
Advertising and Performance Data
Financial Statements
Appendix: Ratings of Investments	1 1 2 6 13 15 16 21 22 A-1

GENERAL INFORMATION

          The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment adviser is Highland Capital Management, L.P. (the "Adviser"). The Fund's primary investment objective is to provide a high level of current income, with capital appreciation as a secondary objective. The Fund's current income, if any, will be distributed to holders of Common Stock only after satisfaction of the obligation to pay dividends on the Fund's Auction Rate Cumulative Preferred Shares (the "Preferred Shares"). No assurance can be given that the Fund's investment objectives will be achieved.

ADDITIONAL INFORMATION ABOUT INVESTMENTS
AND INVESTMENT TECHNIQUES

          Some of the different types of securities in which the Fund may invest, subject to its investment objectives, policies and restrictions, are described in the Prospectus under "Investment Objectives and Policies." Under normal market conditions, the Fund invests at least 50% of its total assets in debt securities rated in the four highest categories ("Baa"/"BBB" or higher) assigned by a nationally recognized rating agency, or nonrated debt securities deemed by the Adviser to be of comparable quality, and in other securities such as United States and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents. The remainder of the Fund's assets may be invested in other debt securities (including those rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default), preferred stocks, common stocks, and securities which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests. Risks and special considerations associated with investing in high-yield investments are described under "Risk Factors and Special Considerations" in the Prospectus.

           Under current Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") guidelines relating to the receipt of ratings on the Preferred Shares, the Fund is limited in its use of certain types of securities in which the Fund may otherwise invest, and certain strategies in which the Fund may otherwise engage, pursuant to the investment policies and strategies stated below. Such instruments consist of, among others: securities that are not readily marketable; private placements (other than Rule 144A securities); and securities not within diversification guidelines of S&P or Moody's. Accordingly, although the Fund reserves the right to invest in such securities and to engage in such strategies to the extent described in the Prospectus and this SAI, it is anticipated that they will not ordinarily constitute in total more than 20% of the Fund's total assets. The composition of the Fund's portfolio as of December 31, 2002 by rating category is set out in the Prospectus under "Portfolio Composition." Further information concerning the rating categories of S&P and Moody's is provided in the Appendix to this SAI.

           Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

           Securities Loans. The Fund may make secured loans of its portfolio securities. Loans of portfolio securities in the aggregate may not exceed 25% of the value of the Fund's net assets at any one time. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans may only be made to unaffiliated broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.

           Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will undertake reverse repurchase transactions to assist in the management of its portfolio and to obtain additional liquidity. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Securities and Exchange Commission (the "Commission") require that, if securities are sold by the Fund under a reverse repurchase agreement, the Fund set aside cash or permissible liquid securities from its portfolio, marked to market daily and having a value equal to the proceeds received on any sale subject to repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not enter into a reverse repurchase agreement if, at the time, its obligations with respect to reverse repurchase agreements exceed 5% of the value of its total assets. Reverse repurchase agreements are considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described below under "Investment Restrictions."

INVESTMENT RESTRICTIONS

          The Fund's investment objectives, its policy to invest at least 50% of its total assets in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies, or other securities such as United States and Canadian government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents, or nonrated debt securities deemed by the Adviser to be of comparable quality, and all ov the investment restrictions listed below have been adopted by the Fund as fundamental policies. Fundamental policies of the Fund may not be changed without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares of Common Stock and the then outstanding Preferred Shares, voting as separate classes. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed by the Fund's Board of Directors without stockholder approval. For purposes of the 1940 Act, "majority" means (a) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities, whichever is less.

          The Fund will not:

1.	Issue senior securities as defined in the 1940 Act, except in connection with borrowing permitted in restriction 2 below, issuing a class or classes of preferred stock to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in restriction 19 below are considered to result in the issuance of senior securities.

2.	Borrow money, except for investment leverage.

3.	Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in restriction 2 above or the issuance of a class or classes of preferred stock as described in restriction 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

4.	Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

5.	Purchase or sell real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

6.	Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

7.	Invest more than 5% of the value of its total assets in the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

8.	Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

9.	Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Fund may invest up to 35% of its assets in the issues of such industry if the Fund has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Fund's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Fund's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's, S&P, or Fitch, Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

10.	Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

11.	Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Fund's investment objectives and policies and for loans of portfolio securities as described above.

12.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Fund may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

13.	Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

14.	Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

15.	Invest in puts, calls or combinations thereof except fixed income options.

16.	Make short sales, except sales "against the box."

17.	Purchase the securities of other investment companies.

18.	Invest for the purposes of exercising control or management.

19.	Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Fund and open fixed income call options written by the Fund and (b) the aggregate purchase price under open futures contract purchases of the Fund and open fixed income put options written by the Fund, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Fund's net asset value or (ii) one-third of the total assets of the Fund less all liabilities not related to fixed income options written by the Fund and interest rate futures contracts.

           Although the provisions of restriction 3 (with respect to futures contracts), 6 and 12 permit the Fund to certain practices to a limited extent, the Fund does not have any current intention of engaging in such practices. The Fund will not make any investment permitted by the exceptions to the Fund's investment restrictions if the investment would adversely affect the ratings assigned by Moody's and/or S&P to the Preferred Shares.

           Notwithstanding restriction 6, the Fund is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Fund may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

          By virtue of restriction 8, it would be possible for the Fund to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), except in transactions exempt from the registration requirements of the Securities Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act at the Fund's expense, the Fund's expenses would be increased.

          By virtue of restriction 9, it would be possible for the Fund to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Fund had cash for such investment and if, in the Fund's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Fund's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Fund would not be required to sell portfolio securities in order to make cash available for such concentration, although the Fund would not be prohibited from doing so. Furthermore, the Fund's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Fund's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

          By virtue of restriction 19, the Fund has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Fund to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Fund has not written fixed income options for several years and has never entered into interest rate futures contracts.

          If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to restriction 2, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE FUND

Directors and Officers

          The Board of Directors is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund. The Directors and executive officers of the Fund, together with information as to their position with the Fund, principal occupations and other directorships held by the Directors, are shown below.

                                       Principal Occupation(s)
Name (Age) Address                     During the Past                     Other
Position With the Fund (Since)         Five Years (6)                      Directorships Held(6)
------------------------------         -----------------------             -------------------

Interested Director(1)

James D. Dondero (40)                  President and Managing Partner of   Member of the Board of Directors of
13455 Noel Road, Suite 1300            the Adviser and President of the    Genesis Health Ventures, Inc., American
Dallas, Texas 75240                    Fund.                               Banknote Corporation, Audio Visual
President and Director (July 2001)                                         Services Corporation, and Motient
(2)                                                                        Corporation.

Non-interested Director (3)

Timothy K. Hui (54)                    Assistant Provost for and, since
48 Willow Greene Drive                 September 1998, Director of
Churchville, Pennsylvania  18966       Learning Resources of the
Director (July 2001) (4)               Philadelphia Biblical
                                       University.  Prior thereto, Mr.
                                       Hui was in private practice as an
                                       attorney serving as the managing
                                       partner of the law firm of Hui &
                                       Malik, L.L.P.

Scott F. Kavanaugh (41)                Since February 2003, an Executive
1633 Bayshore Highway                  at Provident Funding Mortgage
Suite 155                              Corporation.  From January 2000
Burlingame, California  94010          to February 2003 he was Executive
Director (July 2001) (4)               Vice President, Director and
                                       Treasurer of Commercial Capital
                                       Bank.  He was the Managing
                                       Principal and Chief Operating
                                       Officer of Financial
                                       Institutional Partners Mortgage
                                       Company and the Managing
                                       Principal and President of
                                       Financial Institutional Partners,
                                       LLC, an investment banking firm,
                                       from April 1998 to February 2003.

James F. Leary (73)                    Since January 1999, a Managing      Board member of Capstone Asset Management
15851 N. Dallas Parkway                Director of Benefit Capital         Group of Mutual Funds (a family of mutual
Suite 500                              Southwest, Inc., a financial        funds consisting of nine investment
Addison, Texas  75001                  consulting firm.  From 1995 to      portfolios).
Director (July 2001) (5)               December 1998, he was the Vice
                                       Chairman, Finance and a Director
                                       of Search Financial Services,
                                       Inc., a financial services firm.

Bryan A. Ward (48)                     Since January 2002, Senior
3625 Rosedale                          Manager of Accenture, LLP.  From
Dallas, Texas  75205                   September 1998 to December 2001,
Director (November 2001) (5)           he was Special Projects Advisor,
                                       Contractor, Information
                                       Technology consultant to
                                       Accenture, LLP.  From March 1996
                                       to August 1998, Mr. Ward was an
                                       independent oil & gas and real
                                       estate consultant.

(1)	Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940 Act because of his position with the Adviser.

(2)	Term expires in 2005.

(3)	Directors who are not interested persons of the Fund, as defined in the 1940 Act ("Non-Interested Directors").

(4)	Term expires in 2006.

(5)	Term expires in 2004.

(6)	Each Director of the Fund serves in the same capacity with respect to Prospect Street® High Income Portfolio Inc. (the "High Income Fund"), another registered investment company advised by the Adviser.

          In addition to Mr. Dondero, the Fund's other executive officers are Mark K. Okada, R. Joseph Dougherty and M. Jason Blackburn. Set forth below are the names and certain biographical and other information for Messrs. Okada, Dougherty and Blackburn as reported by them to the Fund.

                                                                 Principal Occupation(s)
                               Position(s) Held With             During the Past
Name (Age)                     the Fund*                         Five Years
-----------------------------------------------------------------------------------------

Mark K. Okada (40)             Executive Vice President since    Chief Investment Officer of the Adviser.
                               July 2001.

R. Joseph Dougherty (32)       Senior Vice President since       Portfolio Manager of the Adviser.  Prior
                               July 2001.                        to 2000, he was a Portfolio Analyst for
                                                                 the Adviser.

M. Jason Blackburn (27)        Secretary and Treasurer since     Compliance Officer and Assistant
                               March 2003                        Controller of the Adviser.  From
                                                                 September 1999 to October 2001, he was an
                                                                 accountant for KPMG LLP.  Previously, he
                                                                 attended the University of Texas at
                                                                 Austin.

*	Each officer of the Fund serves in the same capacity with respect to the High Income Fund.

          The Board of Directors is divided into three classes with the term of office of one class expiring each year. Class I is comprised of one Director, and Classes II and III are each comprised of two Directors. Mr. Dondero is a Class I Director. Messrs. Hui and Kavanaugh are Class II Directors. Messrs. Leary and Ward are Class III Directors.

          Under the Fund's Articles of Incorportion, as amended and supplemented, and the 1940 Act, the holders of Preferred Shares are entitled to elect two Directors, the holders of Common Stock are entitled to elect two Directors and the holders of Preferred Shares and Common Stock, voting as a single class, are entitled to elect the remaining Directors, except in certain circumstances. See "Description of Capital Structure" in the Prospectus. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock or a majority of the outstanding Preferred Shares may elect all of the Directors who are subject to election by such class.

          The Fund currently has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee each of which is currently comprised of all of the Non-Interested Directors. Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent auditors, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent auditors. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee members are also "independent" under the listing standards of the New York Stock Exchange. The Nominating Committee's function is to canvass, recruit, interview, solicit and nominate any directors who would be Non-Interested Directors. The Nominating Committee does not consider nominees recommended by Fund stockholders. The Litigation Committee's function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Audit Committee met twice in fiscal 2002. The Nominating and Litigation Committees did not meet in fiscal 2002.

          The following table sets forth the dollar range of each Director's ownership of Fund shares and shares of the High Income Fund, in each case as of December 31, 2002.

                                                               Aggregate Dollar Range of Equity
                         Dollar Range of Equity                   Securities of the Fund and
Name of Director         Securities of the Fund*         Prospect Street® High Income Portfolio Inc.*
----------------         ----------------------          --------------------------------------------

James D. Dondero              Over $100,000                              Over $100,000
Timothy K. Hui                 $1-$10,000                                 $1-$10,000
Scott F. Kavanaugh                  0                                     $1-$10,000
James F. Leary                 $1-$10,000                                 $1-$10,000
Bryan A. Ward                       0                                     $1-$10,000

*	Valued as of March 28, 2003. Except as otherwise indicated, each person has sole voting and investment power.

          As of December 31, 2002, none of the Non-Interested Directors or their immediate family members owned beneficially or of record securities of the Adviser or other entity (other than another registered investment company), directly or indirectly controlling, controlled by, or under common control with the Adviser.

Compensation of Directors

          The executive officers of the Fund and those of its Directors who are "interested persons" (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Non-Interested Directors are compensated at the rate of $10,000 annually and are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

          The following table sets forth the compensation paid to each of the Directors by the Fund for the fiscal year ended December 31, 2002 and by the Fund and the High Income Fund for the fiscal year ended December 31, 2002.

                                                              Total Compensation From
                          Aggregate Compensation               the Fund and Prospect
Name of Director              From the Fund             Street® High Income Portfolio Inc.
----------------              -------------             -----------------------------------

James D. Dondero*          $         0                             $         0
Timothy K. Hui                 $10,000                                 $33,000
Scott F. Kavanaugh             $10,000                                 $29,000
James F. Leary                 $10,000                                 $33,000
Bryan A. Ward                  $10,000                                 $33,333

*	Mr. Dondero is deemed to be an "interested person" of the Fund under the 1940 Act.

Principal Stockholders

          To the knowledge of the Fund, as of ____________, 2003, no current Director of the Fund owned 1% or more of the outstanding shares of the Fund's Common Stock, and the officers and Directors of the Fund owned, as a group, ___% of the shares of the Fund's Common Stock and did not own any Preferred Shares. As of ________, 2003, the Adviser beneficially owned _______ shares of Common Stock, or _____% of the Fund's outstanding shares of Common Stock, and [no] Preferred Shares.

          As of __________, 2003, no person, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of the Fund's Common Stock or the Preferred Shares. The following person is the only person holding of record more than 5% of the outstanding shares of Common Stock as of __________, 2003. Such person held of record 100% of the outstanding Preferred Shares as of such date.

Name and Address                      Amount of Record            Percent
of Record Owner                           Ownership           of Common Stock
---------------                       ----------------        ---------------

Cede & Co., as Nominee for
    The Depository Trust Company
Bowling Green Station
New York, New York  10004               [___________]             ______%

Investment Adviser

          The Adviser has overall responsibility for the management of the Fund's portfolio. The Fund and the Adviser have entered into an Advisory Agreement, dated as of July 30, 2001, that requires the Adviser to provide investment advisory services for the Fund. The Adviser provides the Fund with the personnel necessary to administer the Fund. The agreement with the Adviser can be terminated on 60 days' written notice.

          The Fund pays all its other costs and expenses, including directors' fees not borne by the Adviser, legal fees, costs of keeping the Fund's books and records, fees and expenses of independent auditors, costs of acquiring and disposing of portfolio securities, interest, taxes, stock exchange listing expenses and fees, costs and fees of registration with and reporting to the Commission, costs of the Fund's Automatic Dividend Investment Plan, and fees and expenses of the Fund's transfer agent, registrar, custodian and dividend disbursing agent. However, if such costs and expenses (excluding interest, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Automatic Dividend Investment Plan) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 plus 1% of average net assets over $30,000,000, the Adviser is obligated to reimburse the Fund for any excess pursuant to the Advisory Agreement. The determination of whether such reimbursement is due is made monthly, on an accrual basis, and to the extent that such reimbursement is due it serves as an offset against the investment advisory fee payable monthly by the Fund to the Adviser. To the extent permitted under the 1940 Act, if, at the end of the Fund's fiscal year, full reimbursement has not been accomplished by such monthly offsetting, the balance due must be paid by the Adviser to the Fund. There was no reimbursement for expenses made by the Adviser or Continental Assurance Company, the Fund's previous investment adviser ("CAC"), described below, to the Fund in 2002, 2001 and 2000. Expenses of the nature described in the first sentence of this paragraph (excluding interest) borne by the Fund that were subject to the expense limitations totaled $982,597, $859,311 and $768,742, respectively, in 2002, 2001 and 2000.

          In approving the Fund's Advisory Agreement with the Adviser, the Board considered a number of factors, including the nature and quality of the services provided by the Adviser; the investment philosophy and investment approach to be applied to the Fund by the Adviser; the investment management expertise of the Adviser in respect of the Fund's investment strategies; the personnel, resources and experience of the Adviser; the Adviser's expected costs of providing services under the Advisory Agreement; and any ancillary benefits the Adviser may receive from its relationship with the Fund.

          CAC entered into an agreement to sell certain of its assets and goodwill related to the management of the Fund to the Adviser effective July 30, 2001. During the fiscal year ended December 31, 2000 and for the period from October 1, 2000 through July 30, 2001, CAC earned $376,641 and $199,114, respectively, in management fees. The Adviser earned $139,306 and $306,044, respectively, in management fees for the period from July 30, 2001 through December 31, 2001 and for the fiscal year ended December 31, 2002. Management fees paid by the Fund to both CAC and the Adviser were calculated at an annual rate of 0.50% of the average weekly net assets of the Fund.

          In connection with the Adviser's assuming the management responsibilities for the Fund from CAC, the Adviser agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that in connection with the sale of any interest in any investment adviser which results in the "assignment" of an investment advisory agreement, an investment adviser of a registered investment company, such as the Fund, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the board of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) during the two-year period after the transaction, there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto.

Code of Ethics

          The Fund, the Adviser and [NAME OF DISTRIBUTOR] have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund stockholders, are placed before the interests of personnel in connection with personal investment transactions. Under the Code of Ethics for the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transaction's with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the Commission's internet web site at www.sec.gov. You may also review and copy these documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

Custodian

           State Street Bank and Trust Company ("State Street"), whose principal address is Two Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

PORTFOLIO TRANSACTIONS

Selection of Broker-dealers; Order Placement

           Subject to the overall review of the Fund's Board of Directors, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. Fixed-income securities generally are traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Adviser and its affiliates manage other accounts, including private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser's fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Commission Rates; Brokerage and Research Services

          In placing orders for the Fund's portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.

           Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser may consider "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. Commissions for transactions through such brokers may be in excess of the commissions that another broker-dealer would have charged for effecting that transaction. "Brokerage and research services" are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services may be used by the Adviser in connection with all of its investment activities, and brokers furnishing such services may be selected for the execution of transactions for certain accounts (including the Fund) but the services furnished by such brokers may be used by the Adviser in providing investment management for other accounts. However, services provided by brokers may be used by the Adviser for the Fund even though transactions relating to such services were not effected for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The fees charged by the Adviser will not be reduced because the Adviser and/or the Fund or the Adviser's other clients receive such services.

          In certain cases, a service may serve functions that are not related to the making of investment decisions (such as accounting, record keeping or other administrative matters). Where a service obtained with commissions has such a mixed use, the Adviser will make a good faith allocation of the cost of the service according to its use. Services that are not considered "brokerage and research services" will be paid solely using the Adviser's own funds.

          For the fiscal year ended December 31, 2002, the Fund did not direct brokerage transactions to any broker-dealer because of the provision of such brokerage services.

          For the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions for the execution of portfolio transactions.

Portfolio Turnover Rate

          The annual rates of the Fund's total portfolio turnover for the years ended December 31, 2002, 2001 and 2000, were 26.71%, 35.77% and 33.04%, respectively. As part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held.

DETERMINATION OF NET ASSET VALUE

          Net asset value of the Common Stock will be determined no less frequently than the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the last business day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock ("NAV"), the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could reasonably expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same type at the time of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, or other relevant matters. There can be no assurance, however, that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security because of, among other factors, the number of active purchasers and sellers, economic and financial conditions, and the financial condition (or perceived financial condition) of the issuer at the time of such sale.

           Short-term debt securities that mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.

FEDERAL TAXATION

          The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

Qualification as a Regulated Investment Company

          The Fund has elected each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of net long-term capital losses) and net capital gain (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

          In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

          In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities (or in the case of an interest-only security, the sum of all payments to be made with respect to the security) over their issue price (the "original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income that the Fund must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

          Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to stockholders, and (ii) under certain circumstances to partially redeem the Preferred Shares in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. federal income tax purposes and avoiding the excise taxes discussed below. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption under certain circumstances of the Preferred Shares might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and, depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

           Certain of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of securities held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent the imposition of excise taxes and disqualification of the Fund as a regulated investment company.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such case, such distributions generally will be eligible for the dividends-received deduction in the case of corporate stockholders and for taxation of the preferential maximum rate of 15% in the case of individuals.

Excise Tax On Regulated Investment Companies

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

          The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Distributions

          The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to stockholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund to corporate stockholders may be eligible for the corporate dividends received deduction. Similarly, if a poriton of the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations, a portion of the dividends paid by the Fund to individual shareholders may be eligible for taxation at the 15% preferential maximum rate generally applicable to dividends received by individuals. To qualify for the dividends received deduction or the 15% preferential maximum rate, as the case may be, stockholders must separately satisfy certain holding period and other requirements with respect to their Fund shares. Stockholders should be aware that the aggregate ordinary income distributiosn by the Fund eligible for the dividends received deduction or the 15% preferential maximum rate in any year, as the case may be, generally is limited to the qualified dividend income received by the Fund in that year. The Fund does not anticipate receiving a material amount of qualified dividend income in any given year.

          The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at a maximum federal tax rate of 15%. Distributions are subject to these capital gains rates regardless of the length of time the stockholder has held his or her shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

           Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder's tax basis in his or her shares; any such return of capital distributions in excess of the stockholder's tax basis will be treated as gain from the sale of his or her shares, as discussed below.

           Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

          The Fund will designate distributions made with respect to each class of its stock as consisting of particular types of income (such as ordinary income, ordinary income eligible for taxation to individuals at the 15% maximum perferential rate and net capital gain) in accordance with such class' proportionate share of the total dividends to be paid to all such classes.

Sale of Shares

          A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the proceeds of the sale and the stockholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or credited to the stockholder as an undistributed capital gain) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.

Backup Withholding

          If a stockholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 28% "backup withholding" tax. An individual's taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder may be exempt from backup withholding. Backup withholding is not an additional tax and may be credited against a taxpayer's federal income tax liability.

Foreign Stockholders

          U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or a foreign partner of a partnership (each as defined for U.S. federal income tax purposes and each a "foreign stockholder") depends, in part, on whether the stockholder's income from the Fund is "effectively connected" with a U.S. trade or business carried on by such stockholder.

          If a foreign stockholder's income from the Fund is not effectively connected with a U.S. trade or business carried on by such foreign stockholder, distributions of investment company taxable income generally will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

          If a foreign stockholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such foreign stockholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund generally will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, as the case may be (and may be subject to withholding in the case of a foreign partner in a partnership). Such stockholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

          In the case of foreign noncorporate stockholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such stockholders furnish the Fund with proper notification of their foreign status. See "Backup Withholding."

          The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign stockholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Disclosure Regulations

           Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of Common Stock of $2 million or more for an individual stockholder or $10 million or more for a corporation stockholder, the stockholder must attach to its return and also separately file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affet the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to detemrine the applicability of these regulations in light of their invididual circumstances.

Effect of Future Legislation; Other Tax Considerations

          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

           Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by foreign jurisdictions, absent treaty relief. Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder's particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

ADVERTISING AND PERFORMANCE DATA

          From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other high-yield funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

           Reports and promotional literature may also contain the following information: (i) number of stockholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

          In addition, reports and promotional literature may contain information concerning the Adviser, the portfolio managers or affiliates of the Fund including (i) performance rankings of other funds managed by the Adviser, or the individuals employed by the Adviser who exercise responsibility for the day-to-day management of the Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) the past performance of the Adviser; (iv) the past performance of other accounts managed by the Adviser; and (v) quotes from a portfolio manager of the Fund or industry specialists.

          The Fund may compare the frequency of its reset period to the frequency that LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV, stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and unit investment trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

          The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives.

Performance Data

          The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

          The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV or the last reported market price. The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

           Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions and securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

FINANCIAL STATEMENTS

          The audited financial statements included in the Annual Report of the Fund for the fiscal year ended December 31, 2002 together with the report of _______________ thereon, is hereby incorporated by reference in this SAI. No other part of the Annual Report of the Fund is incorporated herein.

APPENDIX

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA
An obligation rated ‘AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated ‘C' is currently highly vulnerable to nonpayment. The ‘C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D' is in payment default. The ‘D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol ‘r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation ‘N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from ‘AA' to ‘CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated ‘A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated ‘C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D' is in payment default. The ‘D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated ‘Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa' are judged to be of high quality by all standards. Together with the ‘Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa' securities.

A
Bonds rated ‘A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated ‘Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated ‘Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated ‘B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated ‘Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated ‘Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated ‘C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa' through ‘Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime Rating System (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

PART C -- OTHER INFORMATION

ITEM 24.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	FINANCIAL STATEMENTS:

(i)	Schedule of Investments as of December 31, 2002.
(ii)	Balance Sheet as of December 31, 2002.
(iii)	Statement of Assets and Liabilities for the fiscal year ended December 31, 2002.
(iv)	Statement of Cash Flows for the year ended December 31, 2002.
(v)	Statement of Changes in Net Assets for the years ended December 31, 2002 and 2001.
(vi)	Financial Highlights for each Share of Common Stock Outstanding for the five fiscal years ended December 31, 2002.
(vii)	Notes to Financial Statements for the year ended December 31, 2002.
(viii)	Independent Auditors' Report dated February 18, 2003.

           Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or not required, or the required information is shown in the financial statements or notes thereto.

(2)	EXHIBITS:

(a)	(i)	Articles of Incorporation (1)

(ii)	Articles of Amendment filed with the State of Maryland on July 12, 2001 authorizing the issuance of preferred stock (1)

(iii)	Articles of Amendment filed with the State of Maryland on July 19, 2001 regarding indemnification and contribution (2)

(iv)	Articles of Amendment filed with the State of Maryland on August 1, 2001 regarding the change of Registrant's name (4)

(v)	Articles Supplementary filed with the State of Maryland on March 27, 2002 regarding classification of Board of Directors (4)

(vi)	Articles of Amendment filed with the State of Maryland on August 5, 2002 regarding anti-takeover provisions (4)

(b)	Amended and Restated By-Laws dated March 15, 2002 (4)

(c)	Not applicable

(d)	(i)	Articles Supplementary Creating Auction Rate Cumulative Preferred Shares filed with the State of Maryland on July 20, 2001 ("Preferred Shares") (2)

(ii)	Form of specimen certificate of Preferred Shares (1)

(e)	(i)	Dividend Reinvestment Plan of Registrant (1)

(ii)	Automatic Dividend Investment Plan Agreement (1)

(f)	Not applicable

(g)	Advisory Agreement between Registrant and Highland Capital Management, L.P. (1)

(h)	Form of Distribution Agreement between Registrant and [Distributor]*

(i)	Not applicable

(j)	Custodian Agreement between Registrant and State Street Bank and Trust Company*

(k)	(i)	Transfer Agency and Service Agreement between Registrant and American Stock Transfer and Trust Company dated as of November 1, 2002

(ii)	Form of Auction Agency Agreement (1)

(iii)	Form of Broker-Dealer Agreement (1)

(iv)	Form of DTC Letter of Representation as to Preferred Shares (1)

(l)	(i)	Opinion and Consent of Stroock & Stroock & Lavan LLP*

(ii)	Opinion and Consent of Ballard Spahr Andrews & Ingersoll, LLP*

(m)	Not applicable

(n)	Consent of Independent Auditors*

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Code of Ethics of Registrant (3)

(s)	Power of Attorney (4)

*	To be filed by amendment.

(1)	Incorporated by reference to Registrant's filing with the Securities and Exchange Commission (the "SEC") on July 13, 2001.

(2)	Incorporated by reference to Registrant's filing with the SEC on July 27, 2001.

(3)	Incorporated by reference to Registrant's filing with the SEC on July 18, 2001.

(4)	Incorporated by reference to Registrant's filing with the SEC on April 18, 2003.

ITEM 25.	MARKETING ARRANGEMENTS

          See Form of Distribution Agreement to be filed by amendment.

ITEM 26.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:

Registration fees                                    $485.59
NASD fees                                            $________*
Transfer agent's fees                                $________*
Costs of printing and engraving                      $________*
Accounting fees and expenses                         $________*
Legal fees and expenses                              $________*
Miscellaneous                                        $________*

Total                                                $________*

* To be completed by amendment.

ITEM 27.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 28.	NUMBER OF HOLDERS OF SECURITIES

          Title of Class                                          Number of Record Holders
          --------------                                          ------------------------

          Auction Rate Cumulative Preferred Shares,
          Series T                                                1 as of June 30, 2003

          Common Stock                                            2,807 as of June 30, 2003
ITEM 29.	INDEMNIFICATION

           Registrant's Articles of Incorporation and Articles of Amendment generally provide that Registrant shall indemnify (1) each of its directors and officers, whether serving Registrant or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and the advance of expenses incurred in connection with the defense or disposition of any such claim under the indemnification procedures and to the full extent permitted by law and (2) other employees and agents to such extent as shall be authorized by the Board of Directors or Registrant's By-laws and be permitted by law; provided, however, that no director or officer of Registrant is entitled to indemnification against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

           Registrant's By-laws allow it to purchase and maintain insurance on behalf of a person who is or was a director, officer, employee or agent of Registrant, or was, at Registrant's request, serving in a similar capacity for another entity. Registrant currently maintains insurance covering its executive officers and directors.

           Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The description of the business of Highland Capital Management, L.P., Registrant's investment adviser ("Highland") is set forth under the caption "Management of the Fund" in the Prospectus forming part of this Registration Statement.

          The information as to the directors and executive officers of Highland set forth in Highland's Form ADV filed with the SEC on March 28, 2003 (File No. 801-54871) and as amended through the date hereof is incorporated herein by reference.

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of Registrant are maintained at its offices and at the offices of Highland, located at 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

           State Street Bank and Trust Company, located at Two Heritage Drive, North Quincy, Massachusetts 02171, maintains all records in its capacity as Custodian for Registrant's assets. American Stock Transfer and Trust Company, located at 59 Maiden Lane, New York, New York 10038, maintains all records required in its capacity as Registrant's Registrar and Transfer Agent.

ITEM 32.	MANAGEMENT SERVICES

          Not applicable.

ITEM 33.	UNDERTAKINGS

          (1) Registrant hereby undertakes to suspend the offering of its Common Stock until it amends its Prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          (2) Not applicable.

          (3) Not applicable.

          (4) Registrant hereby undertakes the following:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 [15 U.S.C. 77j(a)(3)];

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (5) Registrant hereby undertakes that:

(a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance on Rule 430A and contained in the form of prospectus filed by Registrant under Rule 497(h) under the Securities Act of 1933 [17 CFR 230.497(h)] shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 31st day of July, 2003.

PROSPECT STREET® INCOME SHARES INC. By: /s/ James D. Dondero James D. Dondero, President

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James D. Dondero James D. Dondero	President (Principal Executive Officer) and Chairman of the Board	July 31, 2003

/s/ M. Jason Blackburn M. Jason Blackburn	Secretary and Treasurer (Principal Financial and Accounting Officer)	July 31, 2003

/s/ Timothy K. Hui Timothy K. Hui	Board member	July 31, 2003

/s/ Scott F. Kavanaugh Scott F. Kavanaugh	Board member	July 30, 2003

/s/ James F. Leary James F. Leary	Board member	July 31, 2003

/s/ Bryan A. Ward Bryan A. Ward	Board member	July 22, 2003

FORM N-2

PROPSPECT STREET INCOME SHARES INC.

EXHIBIT INDEX

Exhibit Number	Document Description

(k)(i)	Transfer and Service Agreement between Registrant and American Stock Transfer and Trust Company dated as of November 1, 2002